U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2009

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01       Other Events

On October 31, 2008, Citigroup Inc. (Citigroup or the Company) filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the September 2008 10-Q) with the Securities and Exchange Commission (SEC).  In the September 2008 10-Q, the Company presented the results for the businesses included in the sale of its German Retail Banking Operation as discontinued operations.  In addition, the Company presented updated business segment disclosures based on certain recent organizational changes.  Accordingly, the Company is filing this Form 8-K to conform its historical consolidated financial statements to reflect the sale of its German Retail Banking Operation and recent organizational changes.  The Company is also providing voluntary supplemental disclosure which describes how these changes impact the historical results of operations.

The voluntary supplemental information included in this Form 8-K affects only disclosures related to segment results and discontinued operations and should be read in conjunction with the Company’s Annual Report on Form 10-K, which was filed with the SEC on February 22, 2008.

The information included in this Form 8-K does not in any way restate or revise Citigroup’s net income in any previously reported financial statements.

DISCONTINUED OPERATIONS

On July 11, 2008, Citigroup announced the agreement to sell its German retail banking operations to Credit Mutuel. The sale does not include the corporate and investment banking business or the Germany-based European data center.  The sale closed on December 5, 2008.

As required by Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (SFAS 144), the results for the German Retail Banking Operation were reported in the September 2008 10-Q’s Unaudited Statements of Income and Cash Flows as discontinued operations for all periods presented.  The assets and liabilities of the businesses being sold were included in the Consolidated Balance Sheet as Assets of discontinued operations held for sale and Liabilities of discontinued operations held for sale for the September 30, 2008 period only.  The assets and liabilities of the German Retail Banking Operation totaled $18.6 billion and  $14.3 billion, respectively at September 30, 2008.

Exhibits 99.01 and 99.02 to this Form 8-K present the results of the German Retail Banking Operation separately as discontinued operations in the segment and regional net income and revenues and in the Consolidated Statements of Income and Cash Flows for all periods presented.  In accordance with SFAS 144, Consolidated Balance Sheet disclosures do not separately classify the assets and liabilities of the businesses being sold as “Assets of discontinued operations held for sale” and “Liabilities of discontinued operations held for sale.”

On April 17, 2008, Citigroup signed an agreement to sell CitiCapital, the equipment finance unit in North America.  The sale closed on July 31, 2008. On July 1, 2005, the Company completed the sale of Citigroup’s Travelers Life & Annuity, and substantially all of Citigroup’s international insurance businesses, to MetLife, Inc.  On December 1, 2005, the Company completed the sale of substantially all of its Asset Management Business in exchange for the broker-dealer business of Legg Mason, Inc.  As such, Exhibits 99.01 and 99.02 also reflect these businesses as discontinued operations for 2003, 2004, 2005 and 2006 (the Company recorded certain tax and closing adjustments related to the Travelers Life & Annuity and Asset Management Business transactions as discontinued operations in 2006).

ORGANIZATIONAL CHANGES

In March 2008, Citigroup announced its new corporate organizational structure.  As disclosed in Exhibit 99.1 of Citigroup’s Current Report on Form 8-K furnished on May 9, 2008, the Company is now organized into five segments — Global Cards; Consumer Banking; Institutional Clients Group (Securities and Banking and Transaction Services) Global Wealth Management and Corporate/Other — and four regions — North America (including the U.S., Canada and Puerto Rico); Europe, Middle East and Africa; Latin America (including Mexico); and Asia (including Japan).    See page 1 of Exhibit 99.01 attached hereto for additional information regarding Citigroup’s current segments and regions.

As required by SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” the historical consolidated financial statements issued by Citigroup have been conformed to reflect modifications to its reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information.

**************************************

Attached hereto as Exhibit 99.01 and incorporated by reference herein is voluntary supplemental information reflecting the impact of the discontinued operations and the business segment changes on the Company’s historical results of operations and organizational structure.  Information contained in Exhibit 99.01 should be read in conjunction with and as a supplement to information contained in Citigroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Except for organizational and discontinued operations changes, and except as otherwise noted, all information presented in Exhibit 99.01 is as of December 31, 2007. For current discussions regarding business trends, reference is made to the September 2008 10-Q.

Also attached hereto as Exhibit 99.02 and incorporated by reference herein are updated historical consolidated financial statements of Citigroup which reflect the sale of CitiCapital and the German Retail Banking Operation as discontinued operations, as well as the updated business segment disclosures.  The historical consolidated financial statements included in Exhibit 99.02 shall serve as the historical consolidated financial statements of Citigroup for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citigroup files its Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

CITIGROUP INC.

Current Report on Form 8-K

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number

99.01	Supplemental information of Citigroup reflecting discontinued operations and certain organizational changes.

99.02

Historical audited consolidated financial statements of Citigroup, reflecting discontinued operations and certain organizational changes. Also included is the Report of Independent Registered Public Accounting Firm dated February 22, 2008, except as to Notes 3, 4, 5, 6, 7, 10, 11, 12, 16, 18, and 32, which are as of January 23, 2009.

99.03	Consent of KPMG LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: January 23, 2009
	By:	/s/ JOHN C. GERSPACH
Name: John C. Gerspach Title: Controller and Chief Accounting Officer